UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2026 (April 23, 2026)

HCA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

HCA Healthcare, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 23, 2026. At the Annual Meeting, a total of 209,777,472 shares of the Company’s common stock, out of a total of 223,568,966 shares of common stock outstanding and entitled to vote as of the record date for the Annual Meeting, were represented in person or by proxy. Voting results from the Annual Meeting were as follows:

1. The following nine director nominees were elected to the Company’s Board of Directors for a one-year term, or until such director’s respective successor is duly elected and qualified or until such director’s earlier death, resignation or removal, as follows:

	For	Against	Abstentions	Broker Non-Votes
Thomas F. Frist III	187,441,344	7,941,596	51,198	14,343,334
Samuel N. Hazen	193,666,243	1,713,185	54,710	14,343,334
John W. Chidsey, III	193,625,050	1,749,879	59,209	14,343,334
Nancy-Ann DeParle	173,121,216	22,234,733	78,189	14,343,334
William R. Frist	191,413,785	3,970,200	50,153	14,343,334
Hugh F. Johnston	179,518,581	15,858,336	57,221	14,343,334
Michael W. Michelson	188,824,111	6,553,509	56,518	14,343,334
Wayne J. Riley, M.D.	186,133,512	9,085,173	215,453	14,343,334
Andrea B. Smith	189,234,726	6,136,191	63,221	14,343,334

2. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified as follows:

For	Against	Abstentions	Broker Non-Votes
192,731,533	16,987,639	58,300	0

3. The adoption of a non-binding advisory resolution on the Company’s named executive officer compensation as described in the Company’s 2026 proxy statement was approved as follows:

For	Against	Abstentions	Broker Non-Votes
182,386,619	12,758,446	289,073	14,343,334

4. The stockholder proposal regarding a report on healthcare consequences as described in the Proxy Statement was not approved as follows:

For	Against	Abstentions	Broker Non-Votes
21,156,498	173,337,098	940,542	14,343,334

5. The stockholder proposal regarding shareholders’ right to act by written consent as described in the Proxy Statement was not approved as follows:

For	Against	Abstentions	Broker Non-Votes
42,842,519	152,097,860	493,759	14,343,334

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC.

By:	/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary

Date: April 28, 2026